UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2006

PATIENT INFOSYSTEMS, INC.
(Exact name of the Registrant as specified in its charter)

Delaware	0-22319	16-1476509
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12301 N.W. 39th Street Coral Springs, Florida 33065
(Address of principal executive offices and Zip Code)

the Registrant’s telephone number, including area code: (954) 796-3714

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 15, 2006, Patient Infosystems, Inc. (the “Company”) entered into a Sixteenth Addendum to Lease with Conifer Prince Street Associates (the “Amendment”). As part of the Amendment, the Company has extended the term of the lease for its offices in Rochester, New York to December 31, 2006 with an option to terminate on October 31, 2006 assuming that certain conditions are satisfied. A copy of the Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The Board of Directors of the Company (the “Board”) has appointed William C. Stapleton to the Board, which appointment became effective on August 16, 2006. It is anticipated that Mr. Stapleton will be named as the Chairman of the Audit Committee of the Board at the next meeting of the Board. A press release announcing Mr. Stapleton’s appointment was issued on August 18, 2006 and is attached hereto as Exhibit 99.1.

Mr. Stapleton, age 41, became a member of our board of directors in August 2006. From August 2003 to June 2005, Mr. Stapleton was Commercial Products and Underwriting Officer of Health Net, Inc., a managed healthcare company, where he was responsible for product development and the Medicaid units for a regional managed care division. From October 2001 to June 2003, he was a founder and principal of Assured Remit, LLC, a healthcare consulting company. He served as Chief Financial Officer of CCN Managed Care, Inc., a managed healthcare company that was a subsidiary of HCA, Inc., from January 1999 to September 2001. Prior to CCN, Mr. Stapleton was with Oxford Health Plans, Inc., where he was Regional Chief Financial Officer from July 1997 to March 1998 and Regional General Manager from April 1998 to January 1999. From August 1993 to June 1997, Mr. Stapleton was Chief Financial Officer of Health Partners, Inc., a physical practice management company. Mr. Stapleton began his career in 1986 and earned his CPA with the accounting firm KPMG Peat Marwick. He previously served as a director and as chairman of the audit committee of America Service Group, a leading provider of correctional healthcare services, from June 2002 to June 2004. Mr. Stapleton received a B.A. degree in economics and accounting from Holy Cross College and later received an MBA degree from Harvard Business School.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Exhibit Description
10.1	Sixteenth Addendum to Lease, dated as of August 15, 2006, between Conifer Prince Street Associates and Patient Infosystems, Inc.
99.1	Press Release dated August 18, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2006	PATIENT INFOSYSTEMS, INC. By: /s/ Glen A. Spence Glen A. Spence Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
10.1	Sixteenth Addendum to Lease, dated as of August 15, 2006, between Conifer Prince Street Associates and Patient Infosystems, Inc.
99.1	Press Release dated August 18, 2006.

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